UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

Plastic2Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

20 Iroquois Street Niagara Falls, NY	14303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 278-0015

NA

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 — Other Events

Item 8.01 Other Events.

Press Release

On May 1, 2017 the Company’s Chief Executive Officer issued a letter to stockholders describing certain business updates, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits required by this item are listed on the Exhibit Index hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plastic2Oil, Inc.

Dated: May 5, 2017	By:	/s/ Richard Heddle
Richard Heddle
President, Chief Executive Officer,
and Director

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Plastic2Oil, Inc. dated May1, 2017.

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